Lehman Brothers First Trust Income Opportunity Fund
Form: N-SAR December 31, 2004
Attachment - Item 77O

Transactions Effected Pursuant to Rule 10f-3

Transaction #1:
Sub-Adviser:                                                           Lincoln Capital Fixed Income Management Company

Name of Security:                                                 Forest Oil Corporation, 8%, 12/15/2011, 144A w/ Reg Rights
                                                                                      Cusip (346091AV3)
Registration under Securities Act of                                                         Yes
1933  [10f-3(b)(1)(i)]

Time of Acquisition [10f-3(b)(2)]
-  Date Acquired                                                                            7/7/04
-  Date First Offered                                                                       7/7/04

Firm Commitment Underwriting                                                                 Yes


Reasonableness of Spread [10f-3(b)(6)]
-  Offering Price Per Unit                                                                 107.750
-  Gross Spread % or $                                                                      0.92%
-  Yield-To-Maturity                                                                          8%

Issuer in Continuous Operation at                                                            Yes
Least Three Years?  [10f-3(b)(4)]

Amount Purchased by Fund and all associated Funds of the Sub-Adviser [10f-3(b)(7)]
-  Size of Issue                                                                         125,000,000

-  Purchase Price per Unit                                                                 107.750
-  Total Units Purchased by Fund                                                          1,710,000
-  Total Purchase Price by Fund                                                           1,842,525
-  Percentage of Offering Purchased by Fund                                                 1.47%

-  Aggregate Amount Purchased by Sub-Adviser                                              7,000,000
-  Percentage of Offering Purchased by Sub-Adviser                                          5.60%


From Whom Purchased [10f-3(b)(8)]
-  Selling Dealer(s)                                                                     J.P. Morgan




-  Syndicate Manager(s)                                                      Lead: Banc of America Securities LLC
                                                                                         J.P. Morgan
                                                                                    Co-Managers: ABN AMRO
                                                                                        Harris Nesbitt
                                                                                       Lehman Brothers
                                                                                        TD Securities
                                                                                     UBS Investment Bank


-  Affiliated Broker / Dealer                                                          Lehman Brothers


Information  or materials  upon which the  determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The above information was provided to the Board of Directors at its regularly scheduled third quarter 2004 meeting as well as information supporting the reasonableness of the .92% gross spread paid to certify that the purchase was made in compliance with the Board adopted Rule 10f-3 procedures.

Transaction #2:
Sub-Adviser:                                                           Lincoln Capital Fixed Income Management Company

Name of Security:                                                 Chesapeake Energy Corp., 7%, 8/15/2014, 144A w/ Reg Rights
                                                                                      Cusip (165167BH9)
Registration under Securities Act of                                                         Yes
1933  [10f-3(b)(1)(i)]

Time of Acquisition [10f-3(b)(2)]
-  Date Acquired                                                                           7/28/04
-  Date First Offered                                                                      7/28/04

Firm Commitment Underwriting                                                                 Yes


Reasonableness of Spread [10f-3(b)(6)]
-  Offering Price Per Unit                                                                 100.000
-  Gross Spread % or $                                                                      1.75%
-  Yield-To-Maturity                                                                          7%

Issuer in Continuous Operation at                                                            Yes
Least Three Years?  [10f-3(b)(4)]

Amount Purchased by Fund and all associated Funds of the Sub-Adviser [10f-3(b)(7)]
-  Size of Issue                                                                         300,000,000

-  Purchase Price per Unit                                                                 100.000
-  Total Units Purchased by Fund                                                          2,945,000
-  Total Purchase Price by Fund                                                           2,945,000
-  Percentage of Offering Purchased by Fund                                                 0.98%

-  Aggregate Amount Purchased by Sub-Adviser                                              10,000,000
-  Percentage of Offering Purchased by Sub-Adviser                                          3.33%


From Whom Purchased [10f-3(b)(8)]
-  Selling Dealer(s)                                                                 UBS Investment Bank




-  Syndicate Manager(s)                                                           Lead: UBS Investment Bank
                                                                                Banc of America Securities LLC
                                                                                   Bear Stearns & Co., Inc.
                                                                                       Lehman Brothers
                                                                                        Morgan Stanley
                                                                                Senior Co-Managers: Citigroup
                                                                                  Credit Suisse First Boston
                                                                                   Deutsche Bank Securities
                                                                                     RBC Capital Markets
                                                                                        Raymond James
                                                                                Co-Managers: Barclays Capital
                                                                                   BNP Paribas, BOSC, Inc.
                                                                         Caylon Securities (USA), Comerica Securities
                                                                                  SunTrust Robinson Humphrey
                                                                            TD Securities, Wells Fargo Securities

-  Affiliated Broker / Dealer                                                          Lehman Brothers

Information  or materials  upon which the  determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The above information was provided to the Board of Directors at its regularly scheduled third quarter 2004 meeting as well as information supporting the reasonableness of the 1.75% gross spread paid to certify that the purchase was made in compliance with the Board adopted Rule 10f-3 procedures.


Transaction #3:
Sub-Adviser:                                                           Lincoln Capital Fixed Income Management Company

Name of Security:                                                   Panamsat Corporation, 9%, 8/15/14, 144A w/ Reg Rights
                                                                                      Cusip (697933AQ2)
Registration under Securities Act of                                                         Yes
1933  [10f-3(b)(1)(i)]

Time of Acquisition [10f-3(b)(2)]
-  Date Acquired                                                                           7/30/04
-  Date First Offered                                                                      7/30/04

Firm Commitment Underwriting                                                                 Yes


Reasonableness of Spread [10f-3(b)(6)]
-  Offering Price Per Unit                                                                 100.000
-  Gross Spread % or $                                                                      2.50%
-  Yield-To-Maturity                                                                          9%

Issuer in Continuous Operation at                                                            Yes
Least Three Years?  [10f-3(b)(4)]

Amount Purchased by Fund and all associated Funds of the Sub-Adviser [10f-3(b)(7)]
-  Size of Issue                                                                        1,001,000,000

-  Purchase Price per Unit                                                                 100.000
-  Total Units Purchased by Fund                                                          2,940,000
-  Total Purchase Price by Fund                                                           2,940,000
-  Percentage of Offering Purchased by Fund                                                 0.29%

-  Aggregate Amount Purchased by Sub-Adviser                                              12,000,000
-  Percentage of Offering Purchased by Sub-Adviser                                          1.20%


From Whom Purchased [10f-3(b)(8)]
-  Selling Dealer(s)                                                              Credit Suisse First Boston




-  Syndicate Manager(s)                                                        Lead: Credit Suisse First Boston
                                                                                          Citigroup
                                                                                  Co-Managers: Bear Stearns
                                                                                       Lehman Brothers
                                                                                         BNP Paribas
                                                                                   Caylon Securities (USA)
                                                                                    ING Financial Markets
                                                                                    RBS Greenwich Capital
                                                                                        Scotia Capital
                                                                                    ABN AMRO Incorporated
                                                                                  BNY Capital Markets, Inc.
                                                                               SG Corporate Investment Banking


-  Affiliated Broker / Dealer                                                          Lehman Brothers

Information  or materials  upon which the  determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The above information was provided to the Board of Directors at its regularly scheduled third quarter 2004 meeting as well as information supporting the reasonableness of the 2.50% gross spread paid to certify that the purchase was made in compliance with the Board adopted Rule 10f-3 procedures.

Transaction #4:
Sub-Adviser:                                                           Lincoln Capital Fixed Income Management Company

Name of Security:                                                        La Quinta, 7%, 8/15/2012, 144A w/ Reg Rights
                                                                                      Cusip (50419QAE2)
Registration under Securities Act of                                                         Yes
1933  [10f-3(b)(1)(i)]

Time of Acquisition [10f-3(b)(2)]
-  Date Acquired                                                                            8/5/04
-  Date First Offered                                                                       8/5/04

Firm Commitment Underwriting                                                                 Yes


Reasonableness of Spread [10f-3(b)(6)]
-  Offering Price Per Unit                                                                 100.000
-  Gross Spread % or $                                                                      1.87%
-  Yield-To-Maturity                                                                          7%

Issuer in Continuous Operation at                                                            Yes
Least Three Years?  [10f-3(b)(4)]

Amount Purchased by Fund and all associated Funds of the Sub-Adviser [10f-3(b)(7)]
-  Size of Issue                                                                         200,000,000

-  Purchase Price per Unit                                                                 100.000
-  Total Units Purchased by Fund                                                           610,000
-  Total Purchase Price by Fund                                                            610,000
-  Percentage of Offering Purchased by Fund                                                 0.31%

-  Aggregate Amount Purchased by Sub-Adviser                                              2,500,000
-  Percentage of Offering Purchased by Sub-Adviser                                          1.25%


From Whom Purchased [10f-3(b)(8)]
-  Selling Dealer(s)                                                              Bank of America Securities




-  Syndicate Manager(s)                                                             Lead: Lehman Brothers
                                                                                  Banc of America Securities
                                                                             Co Managers: Wells Fargo Securities
                                                                                        Morgan Stanley
                                                                                      CIBC World Markets
                                                                                   Caylon Securities (USA)





-  Affiliated Broker / Dealer                                                          Lehman Brothers

Information  or materials  upon which the  determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The above information was provided to the Board of Directors at its regularly scheduled third quarter 2004 meeting as well as information supporting the reasonableness of the 1.87% gross spread paid to certify that the purchase was made in compliance with the Board adopted Rule 10f-3 procedures.

Transaction #5:
Sub-Adviser:                                                           Lincoln Capital Fixed Income Management Company

Name of Security:                                                Standard Aero Holdings, 8.25%, 9/1/2014. 144A w/ Reg Rights
                                                                                      Cusip (853019AA5)
Registration under Securities Act of                                                         Yes
1933  [10f-3(b)(1)(i)]

Time of Acquisition [10f-3(b)(2)]
-  Date Acquired                                                                           8/17/04
-  Date First Offered                                                                      8/17/04

Firm Commitment Underwriting                                                                 Yes


Reasonableness of Spread [10f-3(b)(6)]
-  Offering Price Per Unit                                                                 100.000
-  Gross Spread % or $                                                                      2.75%
-  Yield-To-Maturity                                                                        8.25%

Issuer in Continuous Operation at                                                            Yes
Least Three Years?  [10f-3(b)(4)]

Amount   Purchased  by  Fund  and  all  associated   Funds  of  the  Sub-Adviser
[10f-3(b)(7)] - Size of Issue 200,000,000

-  Purchase Price per Unit                                                                 100.000
-  Total Units Purchased by Fund                                                           790,000
-  Total Purchase Price by Fund                                                            790,000
-  Percentage of Offering Purchased by Fund                                                 0.40%

-  Aggregate Amount Purchased by Sub-Adviser                                              3,000,000
-  Percentage of Offering Purchased by Sub-Adviser                                          1.50%


From Whom Purchased [10f-3(b)(8)]
-  Selling Dealer(s)                                                                     J.P. Morgan




-  Syndicate Manager(s)                                                               Lead: J.P. Morgan
                                                                                       Lehman Brothers
                                                                           Co Managers: Credit Suisse First Boston


-  Affiliated Broker / Dealer                                                          Lehman Brothers

Information  or materials  upon which the  determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The above information was provided to the Board of Directors at its regularly scheduled third quarter 2004 meeting as well as information supporting the reasonableness of the 2.75% gross spread paid to certify that the purchase was made in compliance with the Board adopted Rule 10f-3 procedures.

Transaction #6:
Sub-Adviser:                                                           Lincoln Capital Fixed Income Management Company

Name of Security:                                                 Graham Packaging Company, 9.875%, 10/15/04, w/ Reg Rights
                                                                                      Cusip (38470RAB7)
Registration under Securities Act of                                                         Yes
1933  [10f-3(b)(1)(i)]

Time of Acquisition [10f-3(b)(2)]
-  Date Acquired                                                                           9/29/04
-  Date First Offered                                                                      9/29/04

Firm Commitment Underwriting                                                                 Yes


Reasonableness of Spread [10f-3(b)(6)]
-  Offering Price Per Unit                                                                 100.000
-  Gross Spread % or $                                                                      2.50%
-  Yield-To-Maturity                                                                        9.875%

Issuer in Continuous Operation at                                                            Yes
Least Three Years?  [10f-3(b)(4)]

Amount   Purchased  by  Fund  and  all  associated   Funds  of  the  Sub-Adviser
[10f-3(b)(7)] - Size of Issue 375,000,000

-  Purchase Price per Unit                                                                 100.000
-  Total Units Purchased by Fund                                                          2,080,000
-  Total Purchase Price by Fund                                                           2,080,000
-  Percentage of Offering Purchased by Fund                                                 0.55%

-  Aggregate Amount Purchased by Sub-Adviser                                              8,000,000
-  Percentage of Offering Purchased by Sub-Adviser                                          2.13%


From Whom Purchased [10f-3(b)(8)]
-  Selling Dealer(s)                                                                      Citigroup




-  Syndicate Manager(s)                                                                Lead: Citigroup
                                                                                   Deutsche Bank Securities
                                                                                     Goldman, Sachs & Co.
                                                                                 Co Managers: Lehman Brothers
                                                                                    ABN AMRO Incorporated

-  Affiliated Broker / Dealer                                                          Lehman Brothers

Information  or materials  upon which the  determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The above information was provided to the Board of Directors at its regularly scheduled third quarter 2004 meeting as well as information supporting the reasonableness of the 2.50% gross spread paid to certify that the purchase was made in compliance with the Board adopted Rule 10f-3 procedures.

Transaction #7:
Sub-Adviser:                                                           Lincoln Capital Fixed Income Management Company

Name of Security:                                                  Graham Packaging Company, 8.50%, 10/15/12, w/ Reg Rights
                                                                                      Cusip (38470RAA9)
Registration under Securities Act of                                                         Yes
1933  [10f-3(b)(1)(i)]

Time of Acquisition [10f-3(b)(2)]
-  Date Acquired                                                                           9/29/04
-  Date First Offered                                                                      9/29/04

Firm Commitment Underwriting                                                                 Yes


Reasonableness of Spread [10f-3(b)(6)]
-  Offering Price Per Unit                                                                 100.000
-  Gross Spread % or $                                                                      2.50%
-  Yield-To-Maturity                                                                        8.50%

Issuer in Continuous Operation at                                                            Yes
Least Three Years?  [10f-3(b)(4)]

Amount   Purchased  by  Fund  and  all  associated   Funds  of  the  Sub-Adviser
[10f-3(b)(7)] - Size of Issue 250,000,000

-  Purchase Price per Unit                                                                 100.000
-  Total Units Purchased by Fund                                                           515,000
-  Total Purchase Price by Fund                                                            515,000
-  Percentage of Offering Purchased by Fund                                                 0.21%

-  Aggregate Amount Purchased by Sub-Adviser                                              2,000,000
-  Percentage of Offering Purchased by Sub-Adviser                                          0.80%


From Whom Purchased [10f-3(b)(8)]
-  Selling Dealer(s)                                                                      Citigroup




-  Syndicate Manager(s)                                                                Lead: Citigroup
                                                                                   Deutsche Bank Securities
                                                                                     Goldman, Sachs & Co.
                                                                                 Co Managers: Lehman Brothers
                                                                                    ABN AMRO Incorporated

-  Affiliated Broker / Dealer                                                          Lehman Brothers

Information  or materials  upon which the  determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The above information was provided to the Board of Directors at its regularly scheduled third quarter 2004 meeting as well as information supporting the reasonableness of the 2.50% gross spread paid to certify that the purchase was made in compliance with the Board adopted Rule 10f-3 procedures.

Transaction #8:

Sub-Adviser:                                                           Lincoln Capital Fixed Income Management Company

Name of Security:                                                             Boise Cascade, LLC 7.125% 10/15/14
                                                                                      Cusip (097395AD9)
Registration under Securities Act of                                                         Yes
1933  [10f-3(b)(1)(i)]

Time of Acquisition [10f-3(b)(2)]
-  Date Acquired                                                                           10/15/04
-  Date First Offered                                                                      10/15/04

Firm Commitment Underwriting                                                                 Yes


Reasonableness of Spread [10f-3(b)(6)]
-  Offering Price Per Unit                                                                 100.000
-  Gross Spread % or $                                                                      2.50%
-  Yield to Maturity                                                                        7.125%

Issuer in Continuous Operation at                                                            Yes
Least Three Years?  [10f-3(b)(4)]

Amount   Purchased  by  Fund  and  all  associated   Funds  of  the  Sub-Adviser
[10f-3(b)(7)] - Size of Issue 400,000,000

-  Purchase Price per Unit                                                                 100.000
-  Total Units Purchased by Fund                                                          1,815,000
-  Total Purchase Price by Fund                                                           1,815,000
-  Percentage of Offering Purchased by Fund                                                 0.45%

-  Aggregate Amount Purchased by Sub-Adviser                                              7,500,000
-  Percentage of Offering Purchased by Sub-Adviser                                          1.88%


From Whom Purchased [10f-3(b)(8)]
-  Selling Dealer(s)                                                                      JP Morgan

-  Syndicate Manager(s)                                                                Lead: JP Morgan
                                                                                       Lehman Brothers

                                                                          Co Managers: Deutsche Bank Securities Inc.
                                                                                     Goldman Sachs & Co.


-  Affiliated Broker / Dealer                                                          Lehman Brothers

Information  or materials  upon which the  determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The above information was provided to the Board of Directors at its regularly scheduled fourth quarter 2004 meeting as well as information supporting the reasonableness of the 2.50% gross spread paid to certify that the purchase was made in compliance with the Board adopted Rule 10f-3 procedures.

Transaction #9:
Sub-Adviser:                                                           Lincoln Capital Fixed Income Management Company

Name of Security:                                               NorthWestern Corporation, Senior Secured Note, 5.875%, 11/1/14
                                                                                      Cusip (668074AK3)
Registration under Securities Act of                                                         Yes
1933  [10f-3(b)(1)(i)]

Time of Acquisition [10f-3(b)(2)]
-  Date Acquired                                                                           10/25/04
-  Date First Offered                                                                      10/25/04

Firm Commitment Underwriting                                                                 Yes


Reasonableness of Spread [10f-3(b)(6)]
-  Offering Price Per Unit                                                                 100.000
-  Gross Spread % or $                                                                      1.75%
-  Yield to Maturity                                                                        5.875%

Issuer in Continuous Operation at                                                            Yes
Least Three Years?  [10f-3(b)(4)]

Amount   Purchased  by  Fund  and  all  associated   Funds  of  the  Sub-Adviser
[10f-3(b)(7)] - Size of Issue 225,000,000

-  Purchase Price per Unit                                                                 100.000
-  Total Units Purchased by Fund                                                           245,000
-  Total Purchase Price by Fund                                                            245,000
-  Percentage of Offering Purchased by Fund                                                 0.11%

-  Aggregate Amount Purchased by Sub-Adviser                                              1,000,000
-  Percentage of Offering Purchased by Sub-Adviser                                          0.44%


From Whom Purchased [10f-3(b)(8)]
-  Selling Dealer(s)                                                              Credit Suisse First Boston




-  Syndicate Manager(s)                                                     Lead: Credit Suisse First Boston Corp
                                                                                       Lehman Brothers



                                                                           Co Manager: Deutsche Bank Securities Inc





-  Affiliated Broker / Dealer                                                          Lehman Brothers

Information  or materials  upon which the  determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The above information was provided to the Board of Directors at its regularly scheduled fourth quarter 2004 meeting as well as information supporting the reasonableness of the 1.75% gross spread paid to certify that the purchase was made in compliance with the Board adopted Rule 10f-3 procedures.

Transaction #10:
Sub-Adviser:                                                           Lincoln Capital Fixed Income Management Company

Name of Security:                                                   Carrols Corporation 9% Senior Suborniated Note 1/15/13
                                                                                      Cusip (145749AA5)
Registration under Securities Act of                                                         Yes
1933  [10f-3(b)(1)(i)]

Time of Acquisition [10f-3(b)(2)]
-  Date Acquired                                                                           12/9/04
-  Date First Offered                                                                      12/9/04

Firm Commitment Underwriting                                                                 Yes


Reasonableness of Spread [10f-3(b)(6)]
-  Offering Price Per Unit                                                                 100.000
-  Gross Spread % or $                                                                      2.75%
-  Yield to Maturity                                                                        9.000%

Issuer in Continuous Operation at                                                            Yes
Least Three Years?  [10f-3(b)(4)]

Amount   Purchased  by  Fund  and  all  associated   Funds  of  the  Sub-Adviser
[10f-3(b)(7)] - Size of Issue 180,000,000

-  Purchase Price per Unit                                                                 100.000
-  Total Units Purchased by Fund                                                           715,000
-  Total Purchase Price by Fund                                                            715,000
-  Percentage of Offering Purchased by Fund                                                 0.40%

-  Aggregate Amount Purchased by Sub-Adviser                                              4,000,000
-  Percentage of Offering Purchased by Sub-Adviser                                          2.22%


From Whom Purchased [10f-3(b)(8)]
-  Selling Dealer(s)                                                                      JP Morgan




-  Syndicate Manager(s)                                                                Lead: JP Morgan
                                                                                Banc of America Securities LLC


                                                                                 Co Managers: Lehman Brothers
                                                                                  Wachovia Securities, Inc.
                                                                                  SunTrust Robinson Humphrey


-  Affiliated Broker / Dealer                                                          Lehman Brothers

Information  or materials  upon which the  determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The above information was provided to the Board of Directors at its regularly scheduled fourth quarter 2004 meeting as well as information supporting the reasonableness of the 2.75% gross spread paid to certify that the purchase was made in compliance with the Board adopted Rule 10f-3 procedures.
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